AMENDMENT NO. 6 TO SCHEDULE A

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

CUSTOMER
Trust                                    Series

Liberty Funds Trust I      Colonial High Yield Securities Fund
                           Colonial Income Fund
                           Colonial Strategic Income Fund
                           Stein Roe Advisor Tax-Managed Growth Fund
                           Stein Roe Advisor Tax-Managed Value Fund

Liberty Funds Trust II     Colonial Money Market Fund
                           Colonial Intermediate U.S. Government Fund
                           Colonial Short Duration U.S. Government Fund
                           Newport Tiger Cub Fund
                           Newport Japan Opportunities Fund
                           Newport Greater China Fund

Liberty Funds Trust III    Colonial Select Value Fund
                           The Colonial Fund
                           Colonial Federal Securities Fund
                           Colonial Global Equity Fund
                           Colonial International Horizons Fund
                           Colonial Global Utilities Fund
                           Colonial Strategic Balanced Fund
                           The Crabbe Huson Special Fund
                           Crabbe Huson Small Cap Fund
                           Crabbe Huson Real Estate Investment Fund
                           Crabbe Huson Equity Fund
                           Crabbe Huson Managed Income & Equity Fund
                           Crabbe Huson Oregon Tax-Free Fund
                           Crabbe Huson Contrarian Income Fund
                           Crabbe Huson Contrarian Fund

Liberty Funds Trust IV     Colonial Tax-Exempt Fund
                           Colonial Tax-Exempt Insured Fund
                           Colonial Municipal Money Market Fund
                           Colonial High Yield Municipal Fund
                           Colonial Utilities Fund
                           Colonial Intermediate Tax-Exempt Fund
                           Colonial Counselor Select Income Portfolio
                           Colonial Counselor Select Balanced Portfolio
                           Colonial Counselor Select Growth Portfolio

Liberty Funds Trust V      Colonial Massachusetts Tax-Exempt Fund
                           Colonial Minnesota Tax-Exempt Fund
                           Colonial Michigan Tax-Exempt Fund
                           Colonial New York Tax-Exempt Fund
                           Colonial Ohio Tax-Exempt Fund
                           Colonial California Tax-Exempt Fund
                           Colonial Connecticut Tax-Exempt Fund
                           Colonial Florida Tax-Exempt Fund
                           Colonial North Carolina Tax-Exempt Fund

Liberty Funds Trust VI     Colonial U.S. Growth & Income Fund
                           Colonial Small Cap Value Fund
                           Colonial Value Fund
                           Newport Asia Pacific Fund

Liberty Funds Trust VII    Colonial Newport Tiger Fund

Colonial Intermediate High Income Fund
Colonial InterMarket Income Trust I
Colonial Municipal Income Trust
Colonial High Income Municipal Trust
Colonial Investment Grade Municipal Trust

Liberty All-Star Growth Fund, Inc.
Liberty All-Star Equity Fund

Liberty Variable
Investment Trust       Colonial Growth and Income Fund, Variable Series
                       Stein Roe Global Utilities Fund, Variable Series
                       Colonial International Fund for Growth, Variable Series
                       Colonial U.S. Growth & Income Fund, Variable Series
                       Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                       Liberty All-Star Equity Fund, Variable Series
                       Colonial High Yield Securities Fund, Variable Series
                       Colonial Small Cap Value Fund, Variable Series
                       Colonial International Horizons Fund, Variable Series
                       Colonial Global Equity Fund, Variable Series
                       Crabbe Huson Real Estate Investment Fund, Variable Series



By:   Nancy L. Conlin
      September 1, 1999


THE CHASE MANHATTAN BANK


By:   Rosemary M. Stidmon
      September 1, 1999
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